UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma  73104
Address of Principal Executive Offices, Including Zip Code)

405-415-8677
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	REPX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported on March 4, 2021, Riley Exploration Permian, Inc., formerly Tengasco, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of its business combination with Riley Exploration – Permian, LLC, a Delaware limited liability company (“REP LLC”), in accordance with the terms of that certain Agreement and Plan of Merger, dated as of October 21, 2020, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of January 20, 2021 (as amended, the “Merger Agreement”), by and among the Company, REP LLC and Antman Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, Merger Sub merged with and into REP LLC, with REP LLC surviving that merger as a wholly-owned subsidiary of the Company (the “Merger”). Effective at 4:00 p.m. EST on February 26, 2021, the Company effected a 1‑for‑12 reverse stock split of its common stock and changed its name to “Riley Exploration Permian, Inc.”

The Initial Report included the following financial information required by Item 9.01(a): (i) the unaudited condensed consolidated financial statements of REP LLC for the three-months ended December 31, 2020 and 2019 as Exhibit 99.4 to the Initial Report; and (ii) the audited consolidated financial statements of REP LLC for the years ended September 30, 2020, 2019 and 2018 as Exhibit 99.5 to the Initial Report.

This Form 8-K/A amends and supplements the Initial Report to include the financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Included in Exhibit 99.1 filed herewith are the unaudited condensed consolidated financial statements of REP LLC for the three months ended December 31, 2020 and 2019. Included in Exhibit 99.2 filed herewith are the audited consolidated financial statements of REP LLC for the years ended September 30, 2020, 2019 and 2018.

(b)	Pro Forma Financial Information.

Included in Exhibit 99.3 filed herewith are the unaudited pro forma combined financial statements of Company as of December 31, 2020 and for the year ended September 30, 2020 and the three-months ended December 31, 2020, together with the related notes to the unaudited pro forma condensed combined financial information.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements of Riley Exploration – Permian, LLC for the three months ended December 31, 2020 and 2019.

99.2	Audited consolidated financial statements of Riley Exploration – Permian, LLC for the years ended September 30, 2020, 2019 and 2018.

99.3	Unaudited pro forma combined financial statements of Company as of December 31, 2020 and for the year ended September 30, 2020 and the three-months ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: April 22, 2021	By:	/s/ Michael J. Rugen
Michael J. Rugen
Chief Financial Officer